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September 30, 2002

Annual Report

Calvert World Values International Equity Fund

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Table of Contents

President's Letter	1
Social Update	3
Portfolio Manager Remarks	4
Independent Auditors' Report	9
Statement of Net Assets	10
Statement of Operations	18
Statements of Changes in Net Assets	19
Notes to Financial Statements	21
Financial Highlights	27
Explanation of Financial Tables	31
Director and Officer Information Table	34

Dear Shareholders:

The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order.  Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.    Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program.  Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.  In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

November 7, 2002

Social Update

Electronic Waste

Calvert has had great success with shareholder activism in the area of electronic waste in the 2001-2 proxy season. We filed resolutions and engaged in dialogue with six computer manufacturers, asking them to report on the feasibility of adopting an electronic waste policy for the disposal of millions of old computers. Each unit contains eight pounds of hazardous materials, posing serious environmental health risks in the US and abroad.

Of the six firms Calvert approached, Dell and Apple agreed to conduct the feasibility study and will produce a report for shareholders by the end of this year. Calvert will continue to dialogue with the other firms (IBM, Gateway, and Hewlett-Packard/Compaq) into the next proxy season.

Community Leadership Recognition

Calvert was named one of 22 companies that form the region's "Circle of Community Leaders" by the Washington Business Journal. The designation is based on charitable and in-kind giving, and the high level of volunteerism among Calvert associates.

In Support of Disclosure

Calvert supports the SEC's proposal to require mutual fund companies and investment advisors to disclose their proxy voting practices. (In June 2000, Calvert was among the first mutual fund companies to publish its proxy voting record and guidelines on the Web.)  Calvert believes disclosure of proxy information is critical to investors and we will continue to support the proposal during the SEC's comment period.

Rebuilding: Corporate Ethics and Governance

In response to ongoing reports of irregular corporate accounting and business practices, Calvert is expanding its corporate governance analysis as part of our investment process. Learn more about these new guidelines in our special Web-based report, Rebuilding: Corporate Ethics and Investor Confidence, accessed from www.calvert.com. The Report also features market commentary and perspectives on corporate governance issues from senior Calvert investment staff.

Thomas Hancock of Grantham, Mayo, Van Otterloo

We welcome shareholders of the Calvert South Africa Fund to Calvert World Values International Equity Fund. The reorganization was completed on September 13, 2002.

Please Note: In March, the Fund's Board of Directors approved the appointment of a new subadvisor to manage the investment portfolio of the Fund. Grantham, Mayo, Van Otterloo was appointed as the new subadvisor to the Fund.

How did the Fund perform?

For the 12 months ended September 30, 2002, the Fund's Class A shares returned --11.69% compared to the -15.26% return of its benchmark, the MSCI EAFE Index.  Also the Fund's "A" Shares ranked at the 26th percentile in Lipper's International Funds category.  (In the six months since GMO was retained as subadvisor, the Fund returned --19.42% as compared to the --21.60% return of its EAFE benchmark, placing it in the 20th percentile of Lipper's International Funds category for that period.)

What was the Economic Climate?

The twelve months ended September 30th, 2002 were a dismal period for global equity markets.  The period got off to a strong start in the 4th quarter of 2001 as cyclical growth stocks (e.g. the technology sector) led a bounce-back from the September 11th sell off.  As economies appeared to stabilize and the military campaign in Afghanistan was successful, investors started 2001 with some optimism.  But positive momentum was halted by accounting scandals.  And Probably more significantly, corporate earnings did not deliver -- proving false the hopes for a "V" shaped recovery.  In the 3rd quarter of 2002 things turned even worse as the macro-economic situation appeared to deteriorate, particularly in the world's three largest economies (U.S., Japan, and Germany).  Major European markets finished at five or six-year lows, and the Japanese Nikkei index hit a sobering 19 year low. While the period spanned severe downturns in Argentina and Brazil, contagion did not set in across emerging markets.

Market declines were broad as well as deep.  Every sector in the EAFE index declined in value, and only Australia and New Zealand delivered positive returns from among the developed markets.  The worst performing market was Germany.  Germany suffered from a stagnant economy, dismal performance among its largest companies, and from a damaging election campaign that saw Gerhard Shröder retain power with a weakened government and diminished credibility.  Japan and the U.K. had the best returns among major markets.  The United Kingdom benefited from the strongest economic performance among the major markets and a more defensive mix of companies.  Japan's economic performance was poor, but after the long downturn investor expectations were already low, and bad news had a less negative impact to the market.

The best performing sectors were either defensive in nature or traded at relatively unchallenging valuations.  The best performing sector was consumer staples, which was close to flat for the year, followed by materials, consumer discretionaries, and utilities.  The worst performance was in the technology and telecommunications sectors.  Along with media stocks, they comprised the now infamous "TMT" group that was the toast of the foreign markets back in 1999. Overcapacity and staggering debt burdens have cut a third of the value off these sectors over the last 12 months, and many stocks are down 80% to 90% or more since their March 2000 peaks.  Insurance stocks also fell hard during the period, largely over concerns of the valuation of their equity portfolios used to fund policy payouts.

It was largely currency moves that allowed EAFE markets to outperform the U.S.  The weakness of the U.S. dollar against other currencies provided a performance benefit to U.S. investors who owned foreign securities. The EAFE index in local terms trailed its U.S. dollar performance by nearly 6%, as the Euro, Pound, and other currencies gained strength against the dollar.  The Euro breached parity with the dollar briefly in early July and has hovered near $1 since then.

Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(19.42%)	(11.69%)
Class B	(20.04%)	(12.96%)
Class C	(19.93%)	(12.71%)
Class I	(19.03%)	(10.93%)
MSCI EAFE Index GD	(21.60%)	(15.26%)
Lipper International Funds Avg.	(22.05%)	(14.41%)

Ten Largest Stock Holdings

% of Net Assets
Unilever N.V.	2.6%
HBOS plc (Halifax & Bank of Scotland	2.3%
Sanofi - Synthelabo Groupe	2.1%
BG Group plc	2.1%
Swisscom AG	2.0%
Wolseley plc	2.0%
Yamanouchi Pharmaceutical Co., Ltd.	2.0%
Nokia Oyj	1.9%
National Australia Bank, Ltd.	1.9%
Gas Natural SDG, S.A.	1.9%
Total	20.8%

Asset Allocation

Stocks	92%
Bonds & Notes	3%
Cash & Cash Equivalents	5%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(15.88%)
Five year	(7.57%)
Ten year	1.88%

Class B Shares
One year	(17.38%)
Since inception	(10.22%)
(4/1/98)

Class C Shares
One year	(13.58%)
Five year	(7.61%)
Since inception	(1.58%)
(3/1/94)

Class I Shares
One year	(10.92%)
Since inception	(9.66%)
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum  front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What was your Strategy?

The Fund's relative outperformance against its benchmark came from stock selection rather than country or sector allocation.  Valuation-based stock selection was particularly successful in picking stocks that fell relatively less (stocks that actually appreciated were few and far between).  In a deteriorating economic environment, many of the more successful stock picks were defensive names with relatively stable cash flow -- such as Swiss telecom stock, Swisscom and Spanish utility, Gas Natural.  National Australia Bank and British bank HBOS were two financial stocks that helped performance, benefiting from a relatively positive economic environment in their home markets.

A different kind of stock that helped performance was Dutch telecom stock KPN.  KPN participated heavily in the "TMT" bubble of 1999, taking on massive debt to acquire 3rd generation mobile phone licenses.  As a result the stock fell heavily after the bubble burst in 2000.  With a change in management and an aggressive focus on reducing debt, the stock has become an interesting recovery story.

Some of the holdings that hurt relative performance included technology and telecom stocks that continued their freefall. Dutch tech stock, ASML, France Telecom, and the Taiwanese chip foundries, Taiwan Semiconductor and United Microelectronics were the most significant ones. Holding British bank Abbey National and British insurer Royal & Sun Alliance both of which had significant 3rd quarter profit warnings also hurt the Fund.

Sector selection was a slight negative to relative performance. While the Fund benefited by overweighting utilities and avoiding insurance companies (Royal & Sun excepted), this was offset by being overweight in telecom stocks and underweight in energy stocks and consumer staples.  Country allocation was flat.  The Portfolio benefited from oveweighting Austria, mostly through Mayr-Melnhof Karton, a manufacturer of recycled carton board. This was offset from being underweight in Japan.  Allocating to emerging markets was largely neutral, as those countries had most of their gains earlier in the 12 month period.  An allocation to Thailand helped performance, but holding Brazilian stocks (Tele Norte and Uniobanco) hurt returns.

Portfolio Statistics

Country Allocation	% of Equity Securities
	9/30/02	9/30/01

Australia	3.1%	1.2%
Austria	1.9%	1.2%
Belgium	0.6%	--
Brazil	0.8%	3.0%
Canada	2.0%	--
Czech Republic	1.0%	--
Denmark	0.6%	2.9%
Finland	2.4%	--
France	7.2%	10.1%
Germany	4.3%	1.2%
Greece	0.3%	--
Hong Kong	0.4%	2.9%
Indonesia	1.3%	--
India	--	0.6%
Ireland	2.3%	--
Italy	2.1%	4.2%
Japan	18.6%	21.3%
Korea	2.2%	0.7%
Mexico	0.3%	3.2%
Netherlands	5.4%	6.2%
Norway	0.7%	1.6%
Portugal	--	0.7%
Singapore	0.8%	2.6%
South Africa	1.1%	0.1%
Spain	3.2%	4.4%
Sweden	1.9%	3.2%
Switzerland	2.7%	5.4%
Taiwan	1.2%	--
Thailand	2.0%	--
U.K.	26.9%	19.8%
U.S.	2.7%	3.5%
	100%	100%

Portfolio Statistics

September 30, 2002

Portfolio Characteristics

(Equity Holdings, excluding Special Equities)

	International	MSCI
	Equity	EAFE
	Fund	Index
Number of Stocks	120	1,013
Median Market Capitalization ($bil)	10.52	N/A
(by portfolio weight)
Price/Earnings Ratio	20.75	25.95

Yield	3.10%	3.21%
(return on capital investment)

Source: Vestek

Volatility Measures*

	Versus	Versus
	MSCI EAFE	S&P 500
	Index	Index
Beta1	1.06	0.84
R-Squared2	93.90%	69.20%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

What is your Outlook?

International stocks have paid for the sins of the U.S.-driven bubble.  Stocks trade at valuations that provide support and a potential base to deliver superior returns as fundamentals improve.  While the economic picture is not a rosy one, it is often times of confusion and fear that provide the best opportunity for investing.  While the opportunity to outperform by simply favoring value stocks over growth stocks is largely past, at least the base level performance should improve.  Further return is possible from currency appreciation, as the dollar looks vulnerable from the continued U.S. slowdown and large current account deficit.  As always, periods where the markets are driven by emotion, whether it is greed or fear, are the times when the opportunities for sensible stock selection are the strongest.

November 7, 2002

Independent Auditors' Report

To the Board of Directors of The Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of Calvert World Values International Equity Fund (the "Fund"), one of the portfolios constituting The Calvert World Value Fund, as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights for the periods presented through September 30, 2001 were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert World Values International Equity Fund as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 15, 2002

Statement of Net Assets

September 30, 2002

Equity Securities - 91.6%	Shares	Value
Australia - 2.9%
National Australia Bank, Ltd.	153,157	$2,784,596
Qantas Airways, Ltd.	336,421	654,042
Westpac Banking Corp.	107,477	808,361
		4,246,999

Austria - 1.7%
Mayr-Melnhof Karton AG	37,264	2,390,396
Telekom Austria AG *	17,576	135,441
		2,525,837

Belgium - 0.6%
Fortis	58,549	823,691

Brazil - 0.8%
Tele Norte Leste Participacoes S.A. (ADR)	157,000	832,100
Unibanco - Uniao De Bancos Brasileiros, S.A. (GDR)	40,000	284,000
		1,116,100

Canada - 1.8%
Magna International, Inc.	18,700	1,064,866
Royal Bank of Canada	47,300	1,571,597
		2,636,463

Czech Republic - 1.0%
Ceske Radiokomunikace AS (GDR)	42,500	297,500
Cesky Telecom AS (GDR)	141,600	1,090,320
		1,387,820

Denmark - 0.5%
TDC AS	36,198	784,789

Finland - 2.2%
Nokia Oyj	214,150	2,845,610
Sampo Oyj	59,100	388,279
		3,233,889

France - 6.6%
JC Decaux, S.A. *	112,159	1,265,422
L'OREAL, S.A.	33,600	2,423,244
Pechiney, S.A.	11,394	302,805
Sanofi - Synthelabo Groupe	55,282	3,115,834
Societe General Routiere	52,864	2,228,003
Valeo S.A.	15,485	444,113
		9,779,421

Germany - 3.9%
Altana AG *	37,100	$1,343,697
Schering AG	38,100	1,825,583
Volkswagen AG	71,900	2,594,147
		5,763,427

Greece - 0.3%
National Bank of Greece	28,135	438,065

Hong Kong - 0.3%
Bank of East Asia	240,200	421,914
Mass Transit Railway Corp.	46,000	52,785
		474,699

Indonesia - 1.2%
Unilever Indonesia	830,000	1,739,549

Ireland - 2.1%
Allied Irish Banks plc	177,646	2,123,615
Bank of Ireland	94,894	923,443
		3,047,058

Italy - 1.9%
Autostrade SpA	248,924	1,925,589
Seat Pagine Gialle SpA *	866,348	502,418
Telecom Italia SpA	86,186	428,292
		2,856,299

Japan - 17.0%
Acom Co., Ltd.	22,822	963,610
Benesse Corp.	9,100	142,329
DAI Nippon Printing Co., Ltd.	166,000	1,798,612
Daiwa House Industries Co., Ltd.	151,000	922,857
Fuji Photo Film Co., Ltd.	60,000	1,789,132
Fujisawa Pharmaceutical Co.	82,000	1,683,986
Hoya Corp.	14,000	868,279
Mazda Motor Corp.	815,067	1,914,890
Mitsui Trust Holdings, Inc.	362,000	898,049
Mizuho Holdings, Inc.	479	1,121,411
Nippon Telegraph & Telephone Corp.	347	1,154,434
Nitto Denko Corp.	48,000	1,218,384
Resona Holdings, Inc. (Daiwa Bank Holdings)	798,000	596,525
Rohm Co.	16,300	1,913,394
Sony Corp.	46,600	1,956,101
Takefuji Corp.	22,040	1,245,617
TDK Corp.	9,800	380,778
Terumo Corp.	62,500	924,139
Tokyo Electron	18,000	689,038
Yamanouchi Pharmaceutical Co., Ltd.	132,000	2,895,141
		25,076,706

Korea - 2.0%
Kookmin Bank (ADR)	24,000	850,320
KT Corp. (ADR)	46,100	1,022,498
SK Telecom Co., Ltd. (ADR)	51,800	1,099,714
		2,972,532

Mexico - 0.2%
Empresas ESM, S.A. de C.V. # +	50	$350,000

Netherlands - 5.0%
Buhrmann N.V.	40,717	203,948
Koninklijke KPN N.V. *	489,201	2,537,357
Philips Electronics N.V.	48,348	702,151
Unilever N.V.	65,882	3,898,778
		7,342,234
Norway - 0.7%
DNB Holding A.S.A.	226,800	992,064

Singapore - 0.7%
DBS Group Holdings, Ltd.	46,000	289,853
United Overseas Bank, Ltd.	110,000	736,448
		1,026,301

South Africa - 1.1%
Alexander Forbes, Ltd.	28,800	34,437
Anglo American Corp.	17,300	219,174
Anglo American plc	3,100	104,142
AngloGold, Ltd.	1,000	54,064
BIDVest Group, Ltd.	12,700	51,463
BHP Billiton, Ltd.	13,903	63,924
Community Growth Fund	883,289	208,276
Gencor, Ltd.	5,400	24,854
Investec Group, Ltd.	3,213	38,419
Investec Group, Ltd. (new shares)	1,887	21,731
Nampak, Ltd.	75,667	96,222
Nedcor, Ltd.	2,183	20,592
Old Mutual plc.	36,000	39,459
Pick 'n Pay Holdings, Ltd.	61,200	30,782
SABMiller plc	12,200	81,276
Sanlam, Ltd.	80,500	57,295
Sappi, Ltd.	5,600	64,410
Sasol, Ltd.	10,800	121,759
Standard Bank Investment Corp.	34,100	92,875
Steinhoff International Holdings, Ltd.	70,200	45,368
United Service Technologies, Ltd.	18,900	40,356
Venfin, Ltd. *	21,600	33,289
		1,544,167

Spain - 2.9%
Banco Popular Espanol, S.A.	23,389	900,717
Corporacion Mapfre, S.A.	113,739	640,500
Gas Natural SDG, S.A.	162,965	2,761,172
		4,302,389
Sweden - 1.7%
Hennes & Mauritz AB	57,750	1,002,831
Sandvik AB	45,000	1,058,081
Skand Enskilda Banken AB	59,800	509,540
		2,570,452

Switzerland - 2.5%
Givaudan AG	1,468	$ 656,423
Swisscom AG	10,823	3,002,722
		3,659,145

Thailand - 1.8%
Land & Houses Public Co., Ltd.	1,001,400	1,457,675
National Finance Public Co., Ltd.*	4,413,000	1,254,157
		2,711,832

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*	160,160	1,017,016
United Microelectronics Corp. (ADR)*	162,725	574,419
		1,591,435

United Kingdom - 24.6%
Abbey National Benefit Consultants, Ltd.*	146,023	1,180,744
AWG plc (Redeemable Shares)	42,265,392	53,089
AWG plc *	135,466	861,416
Barclays Bank plc	400,000	2,333,169
BG Group plc	787,385	3,081,411
Boots Co. plc	306,490	2,543,248
BT Group plc	777,500	2,008,139
Carlton Communication plc	219,420	375,517
FirstGroup plc	86,771	332,083
GlaxoSmithKline plc	56,527	1,091,663
HBOS plc (Halifax & Bank of Scotland)	369,523	3,408,605
Land Securities Group plc	125,112	1,453,643
Legal & General Group plc	512,497	696,041
Legal & General Group plc (rights)*	133,249	57,534
Marks & Spencer Group plc	519,626	2,618,926
Royal Bank of Scotland Group plc	39,087	736,446
Royal & Sun Alliance Insurance Group plc	275,755	416,727
Scottish & Southern Energy plc	248,535	2,673,040
Scottish Power plc	406,324	2,199,400
Six Continents plc	122,119	1,137,013
Unilever plc	129,066	1,169,271
United Utilities plc	143,441	1,323,148
Vodafone Airtouch plc	1,245,447	1,593,713
Wolseley plc	369,606	2,933,510
		36,277,496

United States - 2.5%
Calypte Biomedical Corp., Series E (Preferred) *	50,000	4,400
Northern Power Systems:
Series A (Preferred) # +*	1,747	8,735
Series C (Preferred) # +*	182,178	910,890
Series D (Preferred) # +*	35,000	175,000
Powerspan Corp.:
Series A (Preferred) # +*	90,909	454,545
Series B (Preferred) # +*	40,000	200,000

Pro Fund International S.A. # +*	2,501	$2,025
ProFund Internacional S.A. (Preferred) # +*	247,499	200,424
Proton Energy Systems, Inc.:
Series A (Preferred) # +*	227,273	481,819
Series B (Preferred) # +*	60,183	127,588
Series C (Preferred) # +*	130,875	277,455
RF Technology, Inc.:
Series A (Preferred) # +*	53,844	53,844
Warrants Exp. 7/16/04 # +*	15,384	-
SMARTTHINKING, Inc., Series A # +*	424,016	187,500
Soluz, Inc.:
(Common) # +*	10,250	1
Warrants Exp. 6/1/04 # +*	3,125	-
Wellspring International, Inc.:
Series A (Preferred) # +*	129,032	327,741
Series B (Preferred) # +*	108,268	275,001
Warrants Exp. 2/16/03 # +*	59,500	11,900
		3,698,868

Total Equity Securities (Cost $164,093,865)		134,969,727

Adjusted
Limited Partnership Interests - 0.8%	Basis
SEAF Central & Eastern European Growth Fund # +*	$645,100	645,100
Solar Development Capital LP (SDC) # +*	32,500	32,500
Sustainable Asset Management Sustainability Fund # +*	362,406	337,998
Terra Capital Investments, Inc. # +*	246,800	124,627

Total Limited Partnership Interests (Cost $1,243,249)		1,140,225

Principal
Corporate Notes - 0.2%	Amount
Soluz Dominicana, Inc., 9.00%, 12/31/2002 # +	150,000	75,000
Mayer Laboratories, Inc., 6.00%, 12/31/2002 # +	135,000	135,000
Wellspring International, Inc., 8.00%, 2/16/03 # +	41,667	32,677

Total Corporate Notes (Cost $277,742)		242,677

Principal
High Social Impact Investments - 2.5%	Amount	Value
Calvert Foundation Community Investment Note, 2.50%, 7/1/05 #	3,485,000	3,404,462
Mennonite Economic Development Association, 1.00%, 12/31/02 #	200,000	198,592

Total High Impact Social Investments (Cost $3,685,000)		3,603,054

	Principal
Certificates Of Deposit - 0.2%	Amount	Value
Banco Solidario Co., 5.50%, 8/25/03 #	53,819	53,487
Self Help Credit Union, 2.18%, 2/21/03 #v	100,000	99,820
Shore Bank, 2.20%, 3/15/03 # v	100,000	99,832

Total Certificates of Deposit (Cost $253,819)		253,139

U.S. Treasury - 1.3%
U.S. Treasury Bill, 1.87%, 11/14/02	1,970,000	1,965,746

Total U.S. Treasury (Cost $1,965,746)		1,965,746

U.S. Government Agencies
And Instrumentalities - 2.7%
Federal Home Loan Bank Discount Notes, 1.85%, 10/1/02	4,000,000	4,000,000

Total U.S. Government Agencies
and Instrumentalities (Cost $4,000,000)		4,000,000

TOTAL INVESTMENTS (Cost $175,519,421 ) - 99.3%		146,174,568
Other assets and liabilities, net - 0.7%		1,100,099
Net Assets - 100%		$147,274,667

Net Assets Consist of::
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value share authorized for
Classes A, B, C and I combined:
Class A : 10,834,960 shares outstanding		$181,188,988
Class B : 390,400 shares outstanding		7,910,450
Class C : 639,797 shares outstanding		11,787,293
Class I : 479,979 shares outstanding		17,688,982
Undistributed net investment income		694,436
Accumulated net realized gain (loss) on investments
and foreign currencies		(42,697,476)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies		(29,298,006)
Net Assets		$147,274,667

Net Asset Value Per Share
Class A (based on net assets of $129,887,075)		$11.99
Class B (based on net assets of $4,424,128)		$11.33
Class C (based on net assets of $7,020,747)		$10.97
Class I (based on net assets of $5,942,717)		$12.38

Abbreviations:

ADR: American Depository Receipt

GDR: Global Depository Receipt

*	Non-income producing.
#	This security was valued by the Board of Directors. See Note A.
+	Restricted securities represent 3.7% of net assets of the Fund.
v	These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at September 30, 2002

						Unrealized
Contracts to Receive/ Deliver					Contract	Appreciation/
		In Exchange For		Settlement	Value	Depreciation
				Date	(US$)	(US$)

Purchases
Swiss Franc	1,567,080	USD	$1,055,984	28-Mar-03	$1,066,620	$10,636
Swiss Franc	2,897,400	USD	1,953,742	28-Mar-03	1,972,091	18,349
Swiss Franc	825,600	USD	557,838	28-Mar-03	561,938	4,100
Euro	7,152,550	USD	6,979,101	28-Mar-03	7,014,299	35,198
Euro	1,366,192	USD	1,333,403	28-Mar-03	1,339,785	6,382
Euro	191,972	USD	186,923	28-Mar-03	188,262	1,339
British Pound	949,941	USD	1,462,909	28-Mar-03	1,475,742	12,833
British Pound	1,859,885	USD	2,861,526	28-Mar-03	2,889,348	27,822
Japanese Yen	110,961,000	USD	900,000	25-Oct-02	912,727	12,727
Japanese Yen	69,204,000	USD	600,000	25-Oct-02	569,248	(30,752)
Total Purchases						$98,634
Sales
Swiss Franc	149,814	USD	$101,181	28-Mar-03	$101,970	($789)
Swiss Franc	1,338,390	USD	901,394	28-Mar-03	910,964	(9,570)
Euro	1,435,014	USD	1,400,000	28-Mar-03	1,407,277	(7,277)
Euro	1,342,143	USD	1,308,590	28-Mar-03	1,316,201	(7,611)
Euro	1,709,889	USD	1,668,852	28-Mar-03	1,676,839	(7,987)
Euro	2,139,037	USD	2,085,561	28-Mar-03	2,097,692	(12,131)
Euro	824,912	USD	800,000	28-Mar-03	808,968	(8,968)
British Pound	325,246	USD	500,000	28-Mar-03	505,272	(5,272)
British Pound	324,158	USD	499,235	28-Mar-03	503,582	(4,347)
British Pound	2,295,711	USD	3,535,396	25-Oct-02	3,566,409	(31,013)
Japanese Yen	49,488,000	USD	400,000	25-Oct-02	406,742	(6,742)
Japanese Yen	47,496,000	USD	400,000	25-Oct-02	390,686	9,314
Japanese Yen	92,992,000	USD	800,000	25-Oct-02	764,920	35,080
Swedish Krona	1,924,940	USD	206,428	28-Mar-03	204,941	1,487
Total Sales						($55,826)
Total Net Unrealized Appreciation						$42,808

See notes to financial statements.

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	42	10/02	$1,148,730	$18,658
HKFE Index	25	10/02	1,446,933	(9,552)
DAX Index	30	12/02	2,093,056	(425,874)
MIB 30 Index	15	12/02	1,606,042	(258,138)
SFE 200 Index	10	12/02	403,040	(6,548)
TSE Topix Index	50	12/02	3,747,738	(5,284)
Total Purchased				($686,738)

Sold:
IBEX Index	18	10/02	($963,681)	$148,868
FTSE 100 Index	60	12/02	(3,497,185)	441,706
SP CAN Index	50	12/02	(2,179,678)	120,789
Total Sold				$711,363

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2002

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $379,168)	$3,673,139
Interest income	152,510
Total investment income	3,825,649

Expenses:
Investment advisory fee	1,393,696
Transfer agency fees and expenses	582,244
Distribution Plan expenses:
Class A	376,927
Class B	48,960
Class C	77,261
Directors' fees and expenses	39,191
Administrative fees	605,525
Custodian fees	306,429
Registration fees	47,311
Reports to shareholders	116,198
Professional fees	53,012
Miscellaneous	74,556
Total expenses	3,721,310
Reimbursement from Advisor:
Class A	(21,038)
Class B	(685)
Class C	(1,083)
Class I	(46,852)
Fees paid indirectly	(13,634)
Net expenses	3,638,018

Net Investment Income	187,631

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(33,997,504)
Foreign currency transactions	559,531
Futures	(1,805,766)
(35,243,739)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	14,674,393
Assets and liabilities denominated in foreign currencies	72,190
Futures	24,625
14,771,208

Net Realized and Unrealized Gain (Loss)	(20,472,531)

Increase (Decrease) in Net Assets
Resulting From Operations	($20,284,900)

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$187,631	$178,479
Net realized gain (loss)	(35,243,739)	(3,333,714)
Change in unrealized appreciation or (depreciation)	14,771,208	(86,639,202)

Increase (Decrease) in Net Assets
Resulting From Operations	(20,284,900)	(89,794,437)

Distributions to shareholders from
Net realized gain:
Class A Shares	(855,302)	(14,627,358)
Class B Shares	(27,385)	(383,947)
Class C Shares	(45,320)	(785,926)
Class I Shares	(126,199)	(664,289)
Total distributions	(1,054,206)	(16,461,520)

Capital share transactions:
Shares sold:
Class A Shares	77,599,181	176,226,334
Class B Shares	1,525,730	1,777,518
Class C Shares	3,655,045	2,659,465
Class I Shares	2,148,284	21,174,873
Shares issued from merger (See Note A):
Class A	1,830,011	--
Reinvestment of distributions:
Class A Shares	792,023	13,668,037
Class B Shares	24,505	349,910
Class C Shares	41,796	718,695
Class I Shares	119,566	514,835
Redemption fees:
Class A Shares	255,963	56,903
Shares redeemed:
Class A Shares	(85,362,691)	(186,546,334)
Class B Shares	(941,648)	(592,594)
Class C Shares	(2,994,487)	(2,530,348)
Class I Shares	(16,418,101)	(496,414)
Total capital share transactions	(17,724,823)	26,980,880

Total Increase (Decrease) in Net Assets	(39,063,929)	(79,275,077)

Net Assets
Beginning of year	186,338,596	265,613,673
End of year (including undistributed net investment income of $694,436 and $35,582, respectively.)	$147,274,667	$186,338,596

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	5,481,345	9,831,541
Class B Shares	112,282	100,521
Class C Shares	280,228	149,911
Class I Shares	160,346	1,127,150
Shares issued from merger (See Note A):
Class A	144,323	--
Reinvestment of distributions:
Class A Shares	52,912	692,081
Class B Shares	1,710	18,253
Class C Shares	3,022	38,939
Class I Shares	7,789	25,601
Shares redeemed:
Class A Shares	(6,002,043)	(10,329,386)
Class B Shares	(70,431)	(35,007)
Class C Shares	(231,619)	(151,929)
Class I Shares	(1,269,402)	(30,662)
Total capital share activity	(1,329,538)	1,437,013

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On September 13, 2002, the net assets of the Calvert South Africa Fund merged into the Calvert World Values International Equity Fund. The merger was accomplished by a tax-free exchange of 144,323 Class A shares of the International Equity Fund (valued at $1,830,011) for 168,200 Class A shares of the South Africa Fund outstanding at September 13, 2002.  The South Africa Fund's net assets at that date, including $274,438 of unrealized depreciation and $5,638,571 of net realized loss were combined with those of the International Equity Fund.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2002, $9,283,563, or 6.3% of net assets, were valued by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts:  The Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: In an effort to minimize the effect of any market timers, the Fund charges a redemption fee to shareholders upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. The fee, which is payable to the Fund, is equal to 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation:  In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, ..725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $187,597 was payable at year end.

The Advisor contractually reimbursed the Fund for expenses of $69,658 for the year ended September 30, 2002. The contractual expense cap is 1.05% for Class I shares.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.0% and 1.0% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $37,480 was payable at year end.

The Distributor received $90,422 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $132,996 for the year ended September 30, 2002. Under the terms of the agreement, $12,784 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $44,066 was payable at year end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective June 2002, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. Additional fees of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds in the series served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $183,465,775 and $198,054,380, respectively.

The cost of investments owned at September 30, 2002 for federal income tax purposes was $175,435,621. Net unrealized depreciation aggregated $29,310,276, of which $3,070,605 related to appreciated securities and $32,380,881 related to depreciated securities. Net capital loss carryforwards of $633,283 (from Calvert South Africa Fund) and $8,132,920 expire on September 30, 2009 and September 30, 2010, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2002, and September 30, 2001 were as follows:

Distributions paid from:	2002	2001
Long-term capital gain	$1,504,206	$16,461,520

As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$694,488
Capital loss carryforward	(8,766,203)
Unrealized appreciation (depreciation)	(29,310,276)
($37,381,991)

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to currency gains and losses and treatment of partnership and real estate investment trusts for federal tax  purposes.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

The Fund designates $1,054,206 as 20%-rate capital gain dividends paid during fiscal year ended September 30, 2002.

The Fund intends to elect to defer approximately $33,990,500 of post-October losses to fiscal year ending September 30, 2003.  Such losses will expire in 2011.

The Fund paid foreign taxes of $379,177 and recognized foreign source income of $4,052,307.  Pursuant to IRC section853, the Fund designates $.03 per share of foreign taxes and $.33 per share of foreign source income as having been paid for taxable year ended September 30, 2002.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2002.

For the year ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$178,590	2.44%	$3,388,671	April 2002

Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$13.65	$21.77
Income from investment operations
Net investment income (loss)	.01	.01
Net realized and unrealized gain (loss)	(1.59)	(6.75)
Total from investment operations	(1.58)	(6.74)
Distributions from
Net realized gains	(.08)	(1.38)
Total distributions	(.08)	(1.38)
Total increase (decrease) in net asset value	(1.66)	(8.12)
Net asset value, ending	$11.99	$13.65

Total return*	(11.69%)	(32.93%)
Ratios to average net assets:
Net investment income (loss)	.06%	.07%
Total expenses	2.02%	1.85%
Expenses before offsets	2.00%	1.85%
Net expenses	1.99%	1.83%
Portfolio turnover	106%	93%
Net assets, ending (in thousands)	$129,887	$152,278

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$21.89	$18.57	$22.06
Income from investment operations
Net investment income	(.03)	.01	.06
Net realized and unrealized gain (loss)	.87	4.94	(2.11)
Total from investment operations	.84	4.95	(2.05)
Distributions from
Net investment income	--	(.07)	(.06)
Net realized gains	(.96)	(1.56)	(1.38)
Total distributions	(.96)	(1.63)	(1.44)
Total increase (decrease) in net asset value	(.12)	3.32	(3.49)
Net asset value, ending	$21.77	$21.89	$18.57

Total return*	3.36%	27.53%	(9.29%)
Ratios to average net assets:
Net investment income (loss)	(.15%)	.04%	.27%
Total expenses	1.81%	1.87%	1.86%
Expenses before offsets	1.81%	1.87%	1.86%
Net expenses	1.73%	1.83%	1.80%
Portfolio turnover	76%	82%	84%
Net assets, ending (in thousands)	$238,646	$231,516	$195,192

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$13.09	$21.20	$21.56
Income from investment operations
Net investment income (loss)	(.16)	(.18)	(.23)
Net realized and unrealized gain (loss)	(1.52)	(6.55)	.83
Total from investment operations	(1.68)	(6.73)	.60
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.76)	(8.11)	(.36)
Net asset value, ending	$11.33	$13.09	$21.20

Total return*	(12.96%)	(33.82%)	2.28%
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.13%)	(1.29%)
Total expenses	3.33%	3.08%	3.04%
Expenses before offsets	3.31%	3.08%	3.04%
Net expenses	3.31%	3.06%	2.96%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands).	$4,424	$4,542	$5,577

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998v
Net asset value, beginning	$18.48	$21.83
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	4.79	(3.30)
Total from investment operations	4.64	(3.35)
Distributions from:
Net realized gains	(1.56)	----
Total distributions	(1.56)	----
Total increase (decrease) in net asset value	3.08	(3.35)
Net asset value, ending	$21.56	$18.48

Total return*	25.84%	(15.35%)
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(.99%)(a)
Total expenses	3.62%	6.11%(a)
Expenses before offsets	3.20%	3.22%(a)
Net expenses	3.16%	3.16%(a)
Portfolio turnover	82%	84%
Net assets, ending (in thousands)	$3,133	$879

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2002	2001
Net asset value, beginning	$12.64	$20.46
Income from investment operations
Net investment income (loss)	(.12)	(.14)
Net realized and unrealized gain (loss)	(1.47)	(6.30)
Total from investment operations	(1.59)	(6.44)
Distributions from:
Net realized gains	(.08)	(1.38)
Total distributions	(.08)	(1.38)
Total increase (decrease) in net asset value	(1.67)	(7.82)
Net asset value, ending	$10.97	$12.64

Total return*	(12.71%)	(33.62%)
Ratios to average net assets:
Net investment income (loss)	(.95%)	(.89%)
Total expenses	3.05%	2.81%
Expenses before offsets	3.04%	2.81%
Net expenses	3.03%	2.79%
Portfolio turnover	106%	93%
Net assets, ending (in thousands)	$7,021	$7,434

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$20.81	$17.83	$21.39
Income from investment operations
Net investment income (loss)	(.22)	(.17)	(.13)
Net realized and unrealized gain (loss)	.83	4.71	(2.05)
Total from investment operations	.61	4.54	(2.18)
Distributions from
Net realized gains	(.96)	(1.56)	(1.38)
Total distributions	(.96)	(1.56)	(1.38)
Total increase (decrease) in net asset value	(.35)	2.98	(3.56)
Net asset value, ending	$20.46	$20.81	$17.83

Total return*	2.41%	26.25%	(10.22%)
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(.92%)	(.79%)
Total expenses	2.75%	2.83%	2.91%
Expenses before offsets	2.75%	2.83%	2.91%
Net expenses	2.67%	2.80%	2.85%
Portfolio turnover	76%	82%	84%
Net assets, ending (in thousands)	$11,278	$9,777	$8,043

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2002	2001
Net asset value, beginning	$13.97	$22.03
Income from investment operations
Net investment income	.16	.18
Net realized and unrealized gain (loss)	(1.67)	(6.86)
Total from investment operations	(1.51)	(6.68)
Distributions from:
Net realized gains	(.08)	(1.38)
Total distributions	(.08)	(1.38)
Total increase (decrease) in net asset value	(1.59)	(8.06)
Net asset value, ending	$12.38	$13.97

Total return*	(10.93%)	(32.25%)
Ratios to average net assets:
Net investment income (loss)	1.05%	1.09%
Total expenses	1.27%	1.19%
Expenses before offsets	1.06%	1.07%
Net expenses	1.05%	1.05%
Portfolio turnover	106%	93%
Net assets, ending (in thousands)	$5,943	$22,085

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999#
Net asset value, beginning	$21.99	$19.91
Income from investment operations
Net investment income	.16	.15
Net realized and unrealized gain (loss)	.84	1.93
Total from investment operations	1.00	2.08
Distributions from:
Net realized gains	(.96)	--
Total distributions	(.96)	--
Total increase (decrease) in net asset value	.04	2.08
Net asset value, ending	$22.03	$21.99

Total return*	4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)	.90%	1.19% (a)
Total expenses	1.28%	1.53% (a)
Expenses before offsets	1.12%	1.09% (a)
Net expenses	1.05%	1.05% (a)
Portfolio turnover	76%	82%
Net assets, ending (in thousands)	$10,114	$3,006

(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From April 1, 1999 inception.
v	From March 1, 1998 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Director and officer Information Table

(Not

Applicable   to  Officers)

# of

Position

Position

  Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership.	9	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation CoopPlus of Western Mass, Inc. CoopPlus Energy Services, Inc. Stone Soup Foundation Ben & Jerry's Homemade, Inc.

RUSTUM ROY

DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society.	2	Chairperson, Friends of Health
D. WAYNE SILBY, Esq. DOB: 07/20/48	Director	1992	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd.
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
RENO J. MARTINI DOB: 01/13/50	Officer	1992	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert World Values International Equity Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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CTFR Money Market Portfolio

CTFR California Money Market Portfolio

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Balanced Fund

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CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

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Taxable Bond Funds

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Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

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Calvert Large Cap Growth Fund

Capital Accumulation Fund

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New Vision Small Cap Fund

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